                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 2, 1999



                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)



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
         CALIFORNIA                     0-18225                  77-0059951
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                      95134-1706
 (Address of principal executive offices)                        (Zip Code)
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Registrant's telephone number, including area code:  (408) 526-4000

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Item 5. Other Events

On November 1, 1999 and November 2, 1999, Cisco Systems, Inc. (the "Cisco") announced it had completed the acquisitions of Cerent Corporation of Petaluma, CA and WebLine Communications Corp. of Burlington, Massachusetts. Copies of the press releases issued by the Registrant on November 1, 1999 and November 2, 1999 concerning the foregoing transactions are filed herewith as Exhibit 20.1 and
Exhibit 20.2, and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Exhibits.

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
          20.1      Press Release of Registrant, dated November 1, 1999, announcing the consummation of the acquisition by Registrant of Cerent
                    Corporation of Petaluma, CA.


          20.2      Press Release of Registrant, dated November 2, 1999, announcing the consummation of the acquisition by Registrant of WebLine
                    Communications Corp. of Burlington, Massachusetts.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CISCO SYSTEMS, INC.



Dated:  November 2, 1999              By:  /s/ LARRY R. CARTER
                                         ---------------------------------------
                                         Larry R. Carter, Senior Vice President,
                                         Finance and Administration,
                                         Chief Financial Officer and Secretary

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                                  EXHIBIT INDEX

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
Exhibit
Number         Description of Document
-------        -----------------------

 20.1 Press Release of Registrant, dated November 1, 1999, announcing the consummation of the acquisition by Registrant of Cerent Corporation of Petaluma, CA.

 20.2          Press Release of Registrant, dated November 2, 1999, announcing the consummation of the acquisition by Registrant of WebLine Communications
               Corp. of Burlington, Massachusetts.
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